UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 12, 2025

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip Code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Issuance of Notes

On August 12, 2025, ONEOK, Inc. (“ONEOK”) completed its previously announced underwritten public offering (the “Offering”) of $750 million aggregate principal amount of its 4.950% notes due 2032 (the “2032 Notes”), $1.0 billion aggregate principal amount of its 5.400% notes due 2035 (the “2035 Notes”) and $1.25 billion aggregate principal amount of its 6.250% notes due 2055 (the “2055 Notes” and, together with the 2032 Notes and the 2035 Notes, the “Notes”). The Notes are guaranteed by ONEOK Partners, L.P. (“ONEOK Partners”), ONEOK Partners Intermediate Limited Partnership (“ONEOK Partners Intermediate”), Magellan Midstream Partners, L.P. (“Magellan”), Elk Merger Sub II, L.L.C., a Delaware limited liability company (“Elk Merger Sub II”) and EnLink Midstream Partners, LP, a Delaware limited partnership (together with ONEOK Partners, ONEOK Partners Intermediate, Magellan and Elk Merger Sub II, the “Guarantors”).

ONEOK intends to use the net proceeds from the Offering of approximately $2.959 billion, after deducting underwriting discounts and estimated offering expenses, to repay all of its outstanding commercial paper and repay in full at maturity its senior notes due September 15, 2025, together with any accrued and unpaid interest to the date of repayment. ONEOK intends to use any remaining net proceeds from the Offering for general corporate purposes, which may include the repayment of outstanding indebtedness, including the repurchase or redemption of existing notes.

Supplemental Indentures and Notes

ONEOK registered the sale of the Notes with the Securities and Exchange Commission pursuant to a Registration Statement on Form S-3 (Registration No. 333-272782) filed on June 20, 2023, as amended by Post-Effective Amendment No. 1 to Form S-3, filed on September 10, 2024, and Post-Effective Amendment No. 2 to Form S-3, filed on August 6, 2025.

The terms of the Notes and the guarantees related thereto are governed by the Indenture, dated as of January 26, 2012, between ONEOK and U.S. Bank Trust Company, National Association (successor in interest to U.S. Bank National Association), as trustee (the “Trustee”), as supplemented by (i) the Thirty-Third Supplemental Indenture in the case of the 2032 Notes, (ii) the Thirty-Fourth Supplemental Indenture in the case of the 2035 Notes and (iii) the Thirty-Fifth Supplemental Indenture in the case of the 2055 Notes, and in each case dated as of August 12, 2025, by and among ONEOK, the Guarantors and the Trustee (collectively, the “Supplemental Indentures”).

The foregoing description of the Supplemental Indentures is qualified in its entirety by reference to the Supplemental Indentures, copies of which are filed herewith as Exhibits 4.2, 4.3 and 4.4 and are incorporated herein by reference, and to the forms of the Notes, copies of which are filed herewith as Exhibits 4.5, 4.6 and 4.7 and are incorporated herein by reference.

Affiliations

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. The Underwriters and their respective affiliates have provided in the past and may provide from time to time in the future certain commercial banking, financial advisory, investment banking and other services for ONEOK or its subsidiaries for which they will receive customary fees. Affiliates of certain of the Underwriters are also agents and/or lenders under ONEOK’s credit facilities and dealers under ONEOK’s commercial paper program.

The Trustee and certain of its affiliates have from time to time performed, and may in the future perform, various financial advisory, commercial and investment banking services for ONEOK or the Guarantors for which they received or will receive customary fees and expenses. The Trustee is a lender under ONEOK’s credit facility and an affiliate of the Trustee is an Underwriter.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under “Supplemental Indentures and Notes” in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Description

4.1	Indenture, dated January 26, 2012, among ONEOK, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to ONEOK, Inc.’s Current Report on Form 8-K filed January 26, 2012 (File No. 1-13643)).

4.2	Thirty-Third Supplemental Indenture, dated as of August 12, 2025, among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, Magellan Midstream Partners, L.P., Elk Merger Sub II, L.L.C., EnLink Midstream Partners, LP and U.S. Bank National Association, as trustee, with respect to 4.950% Notes due 2032.

4.3	Thirty-Fourth Supplemental Indenture, dated as of August 12, 2025, among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, Magellan Midstream Partners, L.P., Elk Merger Sub II, L.L.C., EnLink Midstream Partners, LP and U.S. Bank National Association, as trustee, with respect to 5.400% Notes due 2035.

4.4	Thirty-Fifth Supplemental Indenture, dated as of August 12, 2025, among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, Magellan Midstream Partners, L.P., Elk Merger Sub II, L.L.C., EnLink Midstream Partners, LP and U.S. Bank National Association, as trustee, with respect to 6.250% Notes due 2055.

4.5	Form of Note due 2032 (included in Exhibit 4.1 hereto).

4.6	Form of Note due 2035 (included in Exhibit 4.2 hereto).

4.7	Form of Note due 2055 (included in Exhibit 4.3 hereto).

5.1	Opinion of Latham & Watkins LLP.

5.2	Opinion of GableGotwals.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

23.2	Consent of GableGotwals (included in Exhibit 5.2 hereto).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEOK, INC.

Date: August 13, 2025	By:	/s/ Walter S. Hulse III
	Name:	Walter S. Hulse III
	Title:	Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development